Destra Investment Trust
Destra Dividend Total Return Fund

Supplement Dated May 9, 2017

To the Fund's Prospectus and Statement of Additional Information
Each Dated February 1, 2017,
as supplemented on February 1, 2017 and February 17, 2017
On May 8, 2017, the Board of Trustees of Destra Investment Trust (the "Trust"), on behalf of its series, Destra Dividend Total Return Fund (the "Fund"), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Accordingly, effective May 9, 2017, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about May 31, 2017 (the "Liquidation Date"), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Trust.  Any contingent deferred sales charge that would otherwise be applicable to a shareholder of the Fund will be waived at the time of liquidation.  Shareholders may redeem their Fund shares or exchange their shares into shares of another mutual fund advised by Destra Capital Advisors LLC (a "Destra Fund") at its net asset value at any time prior to the Liquidation Date.  Additionally, as described in the Prospectus, shareholders will be allowed a one-time right to reinvest the proceeds from the redemption of the Fund in the shares of a Destra Fund at its net asset value without an initial sales charge if the purchase is made within 90 days of the redemption date or Liquidation Date, as applicable.
Shareholders should consult their personal tax advisers concerning their tax situation and the impact of the liquidation and/or exchanging to a different fund on their tax situation.
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Please Keep this Supplement with the Fund's Prospectus and Statement of Additional Information for Future Reference